EXHIBIT 10.2


                                 AMENDMENT NO. 1
                                     TO THE
                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN

     Del Laboratories, Inc. (the "Plan Sponsor") wishes to amend the Del Laboratories, Inc. Employees Pension Plan (the "Plan") to provide for the use of a new mortality table under the Plan as required by IRS Revenue Ruling 2001-62 and to make certain other revisions to the Plan.

     This Amendment is intended as good faith compliance with the requirements of Revenue Ruling 2001-62 and is to be construed in accordance with that Revenue Ruling.

     Accordingly, effective as of December 31, 2002, the Plan is amended as follows:

     1. Exhibit A is amended to read as provided in Exhibit A attached to this Amendment.

     2. Section 3.10(a) is amended by replacing the second paragraph with the following:

             With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001 and prior to January 1, 2003, the Plan will apply the minimum distribution requirements of Code ss.401(a)(9) in accordance with the Regulations under Code ss.401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2003, the Plan will apply the minimum distribution requirements of Code ss.401(a)(9) in accordance with the Temporary and Final Regulations under Code ss.401(a)(9) that were released in April 2002, notwithstanding any provision of the Plan to the contrary.

     3. Section 3.10(b) is amended by adding the following to the end of the second paragraph thereof:

     Any Participant who is receiving a Joint and 50% Survivor Annuity must have spousal consent to cease receiving distributions.

     IN WITNESS WHEREOF, the Plan Sponsor has caused this Amendment to be duly executed on its behalf, effective as of December 31, 2002.

ATTEST/WITNESS:                     DEL LABORATORIES, INC.

By:  /S/ ALEXANDRA HARDIE           By:  /S/GENE L. WEXLER          (SEAL)
     --------------------               ----------------------------

Print Name:   ALEXANDRA HARDIE          Print : /s/Gene L. Wexler
           ---------------------
                                        Title: Vice President, General Counsel
                                               and Secretary
                                         Date: December 19, 2002

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                                    EXHIBIT A
                                       TO
                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN

ACTUARIAL INFORMATION

     LUMP SUM DISTRIBUTIONS AND 415 ADJUSTMENTS

     For lump sum distributions paid after 1996, each lump sum distribution under the Plan shall be calculated using an interest rate of six percent (6%) and the 1971 Group Annuity Mortality Table (Male), set back one year (-1), or the following interest rate and mortality table, whichever yields the larger lump sum:

     (a) the annual rate of interest on thirty (30) year Treasury securities for the third calendar month preceding the first day of the Plan Year which contains the Participant's Annuity Starting Date; and

     (b) the mortality table prescribed by the Secretary of the Treasury based on the "prevailing commissioner's standard table" used to determine reserves for group annuity contracts issued on the date as of which the present value of the distribution is determined.

     The above-specified mortality table shall also be used for adjustments under Section 3.8 of the Plan and the above-specified interest rate shall also be used for purposes of adjusting the benefit on limitation under Code ss.415(b)(2)(B)or (C) of any form of benefit subject to Code ss.417(e)(3).

     Effective for distributions with Annuity Starting Dates on or after December 31, 2002 and notwithstanding any other Plan provision to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under Code ss.415(b)(2)(B), (C) or (D) (as provided in Section 3.8 of the Plan) and for purposes of satisfying the requirements of Code ss.417(e) is the mortality table prescribed in Revenue Ruling 2001-62 (or such other mortality table published by the Internal Revenue Service using the latest effective date permitted for that table).

     OPTIONAL FORMS OF BENEFIT

     For purposes of determining optional forms of benefits and for calculating the Actuarial Equivalent benefit under Section 5.2, the 1971 Group Annuity Mortality Table (Male), -1 at six percent (6%) interest rate shall be used.

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